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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 26, 2004






                               PALWEB CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          OKLAHOMA                 000-26331                   75-1984048
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(STATE OR OTHER JURISDICTION      (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)              IDENTIFICATION NO.)





                 1607 WEST COMMERCE STREET, DALLAS, TEXAS 75208
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               (Address of principal executive offices) (Zip Code)





                                 (214) 698-8330
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              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 9.  REGULATION FD DISCLOSURE
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         On January 26, 2004, the Registrant's President and Chief Executive
Officer, Warren F. Kruger, was interviewed by the Wall Street Reporter. During the interview, Mr. Kruger discussed, among other things, the Registrant's current results and future plans. The interview will be available at http://www.wallstreetreporter.com/profiles/palweb.html until approximately
February 2, 2004. In addition, the Registrant intends to make the interview available at its Website (http://www.palweb-plwb.com) for a period of time.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       PALWEB CORPORATION


Date:    January 27, 2004              By: /s/ Warren F. Kruger
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                                           Warren F. Kruger
                                           President and Chief Executive Officer